Exhibit 99.1

Notice to Participants:

American Finance Trust, Inc. (the “Company”) hereby notifies you, as a participant in the Company’s distribution reinvestment plan (the “DRIP”), that, pursuant to the terms of the DRIP, the Company has temporarily suspended the DRIP, effective immediately. As a result, the distributions payable on or about July 2, 2018 will be paid to you in cash and no DRIP shares will be issued.

Enclosed for your reference is a copy of the Form 8-K as filed on June 29, 2018.

Please feel free to contact AFIN’s investor relations group at 866-902-0063 to discuss any questions about this notice.